                                                                   EXHIBIT 10.11

                       AMENDED PERFORMANCE INCENTIVE PLAN
                       DIGITAL COURIER INTERNATIONAL INC.

                                   ARTICLE 1
                       PURPOSE OF PLAN AND EFFECTIVE DATE
                       ----------------------------------

1.1 PURPOSE. The purpose of the Plan is to assist the Corporation in attracting, retaining and motivating the Employees and to closely align the personal interests of such Employees with those of the shareholders of the Corporation and of Kwikstar, by providing such Employees with the opportunity to acquire the Participation Shares.

1.2 SHARE EXCHANGE. The Trustee entered into a share exchange agreement dated for reference November 15, 1995 with Kwikstar pursuant to which the Trustee agreed to exchange, in accordance with section 3.3(d) of the Plan, 600,000 common shares in the capital of the Corporation held by Employees under the Plan for 1,800,000 common shares (prior to the consolidation of such common shares that was approved by the shareholders of Kwikstar at a meeting held on March 5, 1996) in the capital of Kwikstar which common shares will be held by the Trustee pursuant to the terms of the Plan.

1.3 EFFECTIVE DATE. The Plan shall be effective upon its adoption by the Board of Directors.

                                   ARTICLE 2
                         INTERPRETATION AND DEFINITIONS
                         ------------------------------

2.1 DEFINITIONS. In this Plan, and in Schedule A hereto, unless the context otherwise requires, the following terms shall have the following meanings:

     (a)  "ALLOCATION SCHEDULES" means the allocation schedules attached hereto;

     (b)  "BOARD OF DIRECTORS" means the board of directors of the Corporation;

     (c) "CONDITIONS OF DISTRIBUTION" shall have the meaning ascribed thereto in Section 3.10;

     (d)  "CORPORATION" means Digital Courier International Inc.;

     (e) "DISTRIBUTING CORPORATION" shall have the meaning ascribed thereto in subsection 126(1) of the Canada Business Corporations Act;

     (f) "EMPLOYEE" means one of the employees of the Corporation listed on any of the Allocation Schedules;

     (g) "FAIR MARKET VALUE" means, with reference to any Vested Participation Shares, the fair market value of such Vested Participation Shares at the end of the

          Corporation's immediately preceding fiscal year, as approved by a professional business valuator taking into account the earnings, assets, liabilities and projected earnings of the Corporation and all such other matters as a professional business valuator would consider in determining the value of shares, provided that no discount shall be made for minority interests or any other restrictions contained in the Plan;

     (h)  "KWIKSTAR" means Kwikstar Communications Ltd.;

     (i) "PARTICIPATION SHARE" means, from time to time, one common share without par value in the capital stock of the Corporation or such number of shares in the capital of Kwikstar into which such share may be exchanged, being held upon trust pursuant to this Plan, together with all income and accretions thereon pursuant to Section 3.4, to be distributed to Employees from time to time as equity participation shares;

     (j)  "PLAN" means the amended performance incentive plan described herein;

     (k) "PLAN ADMINISTRATOR" means the person or persons designated by the Board of Directors as the Corporation's plan administrator, being responsible for administration of the Plan, and such successor or successors thereto as shall be designated from time to time by the Board of Directors;

     (l)  "TRUST FUND" shall have the meaning ascribed thereto in Section 3.1;

     (m)  "TRUSTEE" means the Plan Administrator; and

     (n) "VESTED PARTICIPATION SHARES" means, from time to time, with reference to the Participation Shares to which each Employee is beneficially entitled hereunder, the portion of such Participation Shares from which the repurchase rights of the Corporation have been removed, pursuant to paragraph 3 of either Schedule A or Schedule B hereto, as the case may be.

2.2 SCHEDULES. The following schedules are attached to and form an integral part of the Plan:

          Schedule A - February Allocation Schedule
          Schedule B - October Allocation Schedule

                                   ARTICLE 3
                             TRUST FUND AND TRUSTEE
                             ----------------------

3.1 TRUST FUND. The Trustee hereby accepts the trusts hereof and agrees to hold the Participation Shares, together with any income, dividends, distributions, monies, securities or other property, options, rights or interests whatsoever to which a holder of the Participation Shares may become entitled, whether through distribution, exchange, conversion or otherwise, and any other contributions of money or other property to the trust which the Corporation or Kwikstar may make and the Trustee may accept (all hereinafter referred to as the "Trust Fund") upon the trusts of this Plan.

3.2 TRUSTEE AS REGISTERED SHAREHOLDER. The Trustee shall be entitled to be registered as the shareholder of the Participation Shares, or as the legal owner of any other property comprising part of the Trust Fund, and to call for the physical custody of share certificates or any other instrument of ownership evidencing title to any asset comprising the Trust Fund.

3.3 POWERS OF TRUSTEE. The Trustee may with respect to the Participation Shares and any other property comprising the Trust Fund:

     (a) vote upon or in respect of any resolution of the shareholders or members of any corporation, association, trust or other organization in which the Trustee shall, from time to time, hold an interest pursuant hereto;

     (b) give proxies or powers of attorney with or without power of substitution for voting or acting on behalf of the Trustee as owner of any such property;

     (c) consent to and join in any reorganization, plan, readjustment, amalgamation or consolidation of the capital of the Corporation, or Kwikstar, as applicable, and authorize the sale of any undertaking or assets of any corporation in respect of which the Trustee may hold stock, shares or other securities;

     (d) consent to and join in any exchange of the shares of the Corporation, or Kwikstar, as applicable, including the Participation Shares, for shares of any other corporation;

     (e) generally act in respect of any shares, securities, bonds, notes or other evidence of interest or obligation comprising any part of the Trust Fund as if such property was not trust property, but always for the benefit of the Trust Fund.

3.4 INCOME. The Trustee shall accumulate and add to the capital of the Trust Fund any income or other accretion to or on the Trust Fund which may arise from time to time. Where any such income or accretion is identifiable and attributable to Participation Shares beneficially allocated pursuant to an Allocation Schedule to a particular Employee, the Trustee shall allocate such income or accretion to such Participation Shares. The Trustee may in other cases allocate such income or accretions equally to all Participation Shares.

3.5 ALLOCATION SCHEDULES. Prior to issuance of any Participation Shares to the Trustee, the Corporation shall deliver to the Trustee an allocation schedule in respect of such Participation Shares. The Allocation Schedules shall describe the schedule of distribution of such Participation Shares and the Employees who shall be beneficially entitled to distribution of the Participation Shares.

3.6 AMENDMENT OF ALLOCATION SCHEDULES. An Allocation Schedule, once delivered to the Trustee, shall be irrevocable by the Corporation, and shall form part of the trusts hereof, but any Allocation Schedule may be varied or amended by the mutual direction of the Corporation and the Employee or Employees beneficially entitled to the Participation Shares affected by such variation or amendment to such Allocation Schedule.

3.7 DISTRIBUTIONS. The Trustee shall distribute the capital and income of the Trust Fund as follows:

     (a) Vested Participation Shares shall from time to time be distributed to the Employee or Employees entitled to distribution, according to any of the Allocation Schedules, provided the Conditions of Distribution have been fully satisfied and performed, and evidence of satisfaction of the Conditions of Distribution shall be the certificate of the Corporation, executed by an officer of the Corporation, duly authorized by the Board of Directors of the Corporation;

     (b) where the employment with the Corporation of any Employee beneficially entitled to Participation Shares pursuant to the Allocation Schedules shall terminate for any reason whatsoever prior to distribution of all of the Participation Shares to which such Employee is beneficially entitled:

          (i) the Corporation, in its option, shall repurchase the Participation Shares allocated to that Employee that have not yet been distributed pursuant to the foregoing subsection (a), other than undistributed Vested Participation Shares, upon payment by the Corporation of the sum of $0.05 per repurchased Participation Share to the Trustee in trust for such Employee, and the Trustee shall promptly deliver such payment to such Employee and distribute such repurchased Participation Shares to or to the order of the Corporation; and

         (ii) provided that the Corporation is not a Distributing Corporation, and the Vested Participation Shares are not shares in the capital of Kwikstar, the Corporation may, subject to the agreement of such Employee, repurchase any Vested Participation Shares of that Employee, upon payment by the

               Corporation of the sum of the Fair Market Value per repurchased Vested Participation Share, to the Trustee in trust for such Employee, and the Trustee shall promptly deliver such payment to such Employee and distribute such repurchased Vested Participation Shares to or to the order of the Corporation; and

     (c) any other capital or income of the Trust Fund shall be distributed in such manner and upon such terms as the Corporation may by written instrument appoint, or in default of appointment, to the Corporation on the day prior to the day of expiration of any perpetuity period which may otherwise determine the trusts hereof.

3.8 REPURCHASE BY THE CORPORATION. At any time that the Corporation shall be entitled to repurchase any Participation Shares hereunder, the Corporation shall exercise such rights, as they relate to shares in the capital of Kwikstar, for and on behalf of Kwikstar. All Participation Shares that are shares in the capital of Kwikstar and are repurchased by the Corporation shall be surrendered by the Corporation to Kwikstar by way of gift for cancellation.

3.9 ENTITLEMENT. No person or corporation shall become entitled to any interest, vested or contingent, legal or beneficial, in or to any property comprising the Trust Fund, except in strict accordance with the terms of this Plan.

3.10 CONDITIONS OF DISTRIBUTION. The Conditions of Distribution of Participation Shares to an Employee, in accordance with an Allocation Schedule, shall be as follows:

     (a) the Employee shall first have entered into any Shareholders' Agreement which may at the time of distribution govern or apply to the ownership of Participation Shares;

     (b) the Employee shall have provided such release, receipt or other assurance to the Trustee, concerning the satisfaction of the Employee to the distribution to which the Employee may be entitled according to an Allocation Schedule, as the Trustee may reasonably require; and

     (c) where an Allocation Schedule includes performance criteria or other conditions for distribution beyond employment at the date of distribution, the Employee shall have fully satisfied all such criteria or conditions.

3.11 ADDITIONAL POWERS OF TRUST. The Trustee shall have the following powers in addition to any powers which may otherwise be conferred by statute or operation of law:

     (a) to sell or convert any part of the Trust Fund not being Participation Shares, whether for cash or credit, or part cash and part credit, as the Trustee may in its discretion consider advisable;

     (b) to invest ready monies and other property of the Trust Fund not being Participation Shares in such investments as the Trustee may in its discretion consider advisable, without being limited to such investments as may otherwise be authorized by law for investment by trustees;

     (c) in furtherance of the trusts hereof to retain and employ accountants, solicitors, brokers, bankers, or agents, whose reasonable and proper fees and charges shall be a proper expense of the Trustee;

     (d) to determine the payment or prepayment of any income or other tax liability or levy, and to make any allocation, designation, determination, or election in connection therewith, or to undertake any other action in the Trustee's discretion required in connection with the Trust Fund and such matters; and

     (e) to appropriate any part of the Trust Fund in specie or in money in satisfaction of any interest in distribution of the Trust Fund, as the Trustee may consider advisable.

3.12 COSTS OF TRUST. Any costs or expenses reasonably and properly incurred by the Trustee in connection with the Trust Fund shall be for the account of the Corporation, on such terms as the Trustee and the Corporation may from time to time agree. The Trustee shall not be entitled to any fees or expenses or other indemnity from the Trust Fund, whether otherwise provided by statute or by operation of law.

3.13 TRUSTEE NOT LIABLE. The Trustee shall not be liable for any act or omission or loss occasioned to the Trust Fund, provided the Trustee shall have acted in good faith, and excepting any loss caused through the Trustee's own dishonesty, gross negligence or breach of trust.

3.14 CORPORATION TO APPROVE ACCOUNTS. The Corporation shall be empowered to approve the accounts of the Trustee from time to time on behalf of all persons interested in the trusts hereof.

3.15 SUBSTITUTION OF TRUSTEE. The Corporation shall be empowered, by delivery of thirty days notice in writing to the Trustee for the time being, to call for the retirement of the Trustee and the substitution of a successor Trustee, who shall be the Plan Administrator at the time of such retirement. Upon such successor Trustee accepting the trusts hereof the retiring Trustee shall forthwith seek any required approval of or passing of its accounts, execute all required transfers, deeds or other instruments, make all required deliveries of the Trust Fund and any documents or records pertaining to the Trust Fund, and undertake all such acts as may be required to vest the Trust Fund in the successor Trustee, following which the retiring Trustee shall be fully discharged from the trusts hereof.

                                   ARTICLE 4
                                    GENERAL
                                    -------

4.1 AMENDMENT. The Corporation shall have the power to modify, vary or amend the terms of this Plan, provided any amendment affecting the rights, obligations or duties of the Trustee shall be subject to the prior consent in writing by the Trustee, and provided further that any amendment shall not in any manner diminish, reduce, vary or extinguish the beneficial interest, whether vested or contingent, of any Employee named on an Allocation Schedule and entitled or prospectively entitled to an interest in the Trust Fund, without the prior consent in writing by any such Employee or person so affected.

4.2 INTERPRETATION. In the event of a dispute or any ambiguity as to the interpretation of this Plan or an Allocation Schedule, the decision of the Corporation shall be binding on the Trustee, the Employees and the Corporation.

4.3 GOVERNING LAW. This Plan shall be governed by the laws of the Province of British Columbia.

4.4 SECTIONS AND HEADINGS. The division of the Plan into sections and the insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of the Plan.

4.5 EXTENDED MEANINGS. Where the context so requires, words importing the singular number include the plural and vice-versa, and words importing the masculine gender include the feminine and neuter genders.

          Dated the 15th day of November, 1995.


                                        DIGITAL COURIER INTERNATIONAL INC.



                                             Per: /s/ L.C. Fowler
                                                  ----------------------

                                 SCHEDULE "A"

                          FEBRUARY ALLOCATION SCHEDULE
                          ----------------------------


To:       The Trustee, Performance Incentive Plan

From:     Digital Courier International Inc.


1. DELIVERY TO TRUSTEE. As of the date shown below, the following Participation Shares are hereby delivered to you to hold the same according to and upon the trusts set out in the Plan:

          531,800 Common Shares of the Corporation

2. ALLOCATION OF BENEFICIAL INTEREST. The beneficial interest in the number of Participation Shares set forth opposite the name of each Employee set forth below shall be allocated to such Employee, in consideration of the payment by such Employee to the Corporation of the sum of $0.05 per Participation Share. Unless the Corporation shall become a Distributing Corporation, or such Participation Shares are shares in the capital of Kwikstar, no Participation Shares whatsoever shall be distributed hereunder to any of the Employees set out below.

3. REMOVAL OF REPURCHASE RIGHTS. The right of the Corporation to repurchase Participation Shares pursuant to paragraph 3.7(b)(i) of the Plan, in respect of each Employee, shall be removed at the rate of 1/48 of the original number of Participation Shares to which such Employee is beneficially entitled per calendar month, such removal to commence as of February 1, 1995. The effective date of each monthly removal of repurchase rights shall be the first day of the month following the end of each such month. The repurchase rights of the Corporation pursuant to paragraph 3.7(b)(i) shall be fully removed from all Participation Shares of each Employee beneficially entitled to such Participation Shares hereunder on March 1, 1999.

4. DISTRIBUTION. If the Corporation shall become a Distributing Corporation, or if the Vested Participation Shares are shares in the capital of Kwikstar, all Vested Participation Shares to which each Employee is beneficially entitled shall be distributed to such Employees at the end of each financial quarter of the Corporation's fiscal year, subject to and upon the terms and conditions set out in the Plan, as follows:


                    NUMBER OF
EMPLOYEE NAME         SHARES     DISTRIBUTION DATE


Al Kozak               200,000   Quarterly

Bruce Maxwell           75,000   Quarterly

                                      -2-

                    NUMBER OF
EMPLOYEE NAME         SHARES     DISTRIBUTION DATE


Mark Burns              75,000   Quarterly

Remy Kozak              75,000   Quarterly

Eric Chong              26,000   Quarterly

Russ Williams           10,000   Quarterly

Kai Laurinol             5,000   Quarterly

Richard Wong             9,000   Quarterly

Curtis Siemans           5,000   Quarterly

Paul Seto                7,000   Quarterly

Sandra Acham             2,800   Quarterly

Tracey Beschell          7,000   Quarterly

Abe Hefter               9,000   Quarterly

Linda Kouchnir           2,500   Quarterly

Paula Foulkard           4,000   Quarterly

Robert Price             7,000   Quarterly

Jackson Lee              5,500   Quarterly

Nick Jalsevac            7,000   Quarterly



          Upon delivery to the Trustee this Allocation Schedule shall comprise part of and be incorporated with the terms of the Plan.

          DATED the 15th day of November, 1995.


                                   DIGITAL COURIER
INTERNATIONAL
    INC.

                                   Per: /s/ L.C. Fowler
                                        -----------------------

                                 SCHEDULE "B"

                          OCTOBER ALLOCATION SCHEDULE
                          ---------------------------


To:       The Trustee, Performance Incentive Plan

From:     Digital Courier International Inc.


1. DELIVERY TO TRUSTEE. As of the date shown below, the following Participation Shares are hereby delivered to you to hold the same according to and upon the trusts set out in the Plan:

          68,200 Common Shares of the Corporation

2. ALLOCATION OF BENEFICIAL INTEREST. The beneficial interest in the number of Participation Shares set forth opposite the name of each Employee set forth below shall be allocated to such Employee, in consideration of the payment by such Employee to the Corporation of the sum of $0.05 per Participation Share. Unless the Corporation shall become a Distributing Corporation, or the Participation Shares are shares in the capital of Kwikstar, no Participation Shares whatsoever shall be distributed hereunder to any of the Employees set out below.

3. REMOVAL OF REPURCHASE RIGHTS. The right of the Corporation to repurchase Participation Shares pursuant to paragraph 3.7(b)(i) of the Plan, in respect of each Employee, shall be removed at the rate of 1/48 of the original number of Participation Shares to which such Employee is beneficially entitled per calendar month, such removal to commence as of October 1, 1995. No such repurchase rights shall be removed until April 1, 1996, on which date the Corporation's repurchase rights shall be removed from 6/48 of such original number of Participation Shares. The effective date of each subsequent monthly removal of repurchase rights shall be the first day of the month following the end of each such month. The repurchase rights of the Corporation pursuant to paragraph 3.7(b)(i) shall be fully removed from all Participation Shares of each Employee beneficially entitled to such Participation Shares hereunder on November 1, 1999.

4. DISTRIBUTION. If the Corporation shall become a Distributing Corporation, or if the Vested Participation Shares are shares in the capital of Kwikstar, all Vested Participation Shares to which each Employee is beneficially entitled shall be distributed to such Employees at the end of each financial quarter of the Corporation's fiscal year, subject to and upon the terms and conditions set out in the Plan, as follows:

                                      -2-

                       Number
Employee Name            of       Distribution Date
                       Shares


Neil Gunn                25,000   Quarterly

Tim Woinoski             10,000   Quarterly

Jag Gill                  7,000   Quarterly

Willington Wong           4,600   Quarterly

Jason Lesparance          5,500   Quarterly

Richard Fortier           4,300   Quarterly

Lori Davies               2,500   Quarterly

Curtis Albrecht           4,300   Quarterly

Doug MacDonald            5,000   Quarterly



          Upon delivery to the Trustee this Allocation Schedule shall comprise part of and be incorporated with the terms of the Plan.

          DATED the 15th day of November, 1995.


                                    DIGITAL COURIER INTERNATIONAL INC.


                                    Per: /s/ L.C. Fowler
                                         ----------------------------